Exhibit 99.2

2011 Financial Results Call March 5, 2012

Forward Looking Statements This presentation contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 and other federal securities laws. Any statements contained herein which do not describe historical facts, including but not limited to: our statement that Feraheme has significant revenue growth potential through geographic and label expansion, our plans to grow Feraheme revenues in 2012;our plan to achieve cash flow breakeven status in 2012; our plans regarding our strategic alternatives review process; our 2012 goals, including our expectation to increase Feraheme gram demand by greater than 15% in non-dialysis sites of care, our expectation to receive a favorable decision on our marketing authorization application for Feraheme in Europe in the CKD indication; our plan and expected timing to launch Feraheme in Europe and Canada in the CKD indication in 2012, and our plan to and the expected timing of our sNDA filing in the U.S. for Feraheme for the broad iron deficiency anemia indication; statements regarding our 2012 financial guidance, including our expected 2012 net Feraheme product revenues, our expected 2012 operating expenses, including expected research and development and selling, general and administrative expenses, our expected cost of goods sold, and our expected 2012 year-end cash and investments balance; and statements regarding potential Feraheme regulatory approvals and subsequent commercial launches in the EU and Canada and any potential milestone payments associated therewith, are forward-looking statements which involve risks and uncertainties that could cause actual results to differ materially from those discussed in such forward-looking statements. Such risks and uncertainties include: (1) uncertainties regarding our ability to successfully compete in the intravenous iron replacement market both in the U.S. and outside the U.S., (2) uncertainties regarding our ability to successfully and timely complete our clinical development programs and obtain regulatory approval for Feraheme in the broader IDA indication and in territories outside of the U.S., including the European Union, (3) the fact that significant safety or drug interaction problems could arise with respect to Feraheme, (4) uncertainties regarding our ability to manufacture Feraheme,(5) uncertainties relating to our patents and proprietary rights, (6)uncertainties regarding the outcome of our evaluation of strategic alternatives, including the risk that the process will not result in a transaction, and (7) other risks identified in our Securities and Exchange Commission filings, including our Annual Report on Form 10-K for the year ended December 31, 2010 and our Quarterly Report on Form 10-Q for the three and nine months ended September 30, 2011. We caution you not to place undue reliance on any forward-looking statements, which speak only as of the date they are made. We disclaim any obligation to publicly update or revise any such statements to reflect any change in expectations or in events, conditions or circumstances on which any such statements may be based, or that may affect the likelihood that actual results will differ from those set forth in the forward-looking statements. 1

Agenda 2 Topic Speaker Overview Frank Thomas, COO and interim CEO Commercial Progress John Tucker, VP Commercial Operations Growth Opportunities, Financial Overview and Closing Remarks Frank Thomas Q&A All

Overview 3

AMAG: A Review of 2011

1Q11:
- CMS implements bundle for dialysis patients; erodes significant portion of AMAG revenue
- AMAG sales force realigned to focus exclusively on non-dialysis CKD market
- Targets high volume CKD sites of care

2Q11:
- Feraheme® label reverts back to original 30-minute observation post dosing
- *Feraheme* gains market share in hospitals and hematology/ oncology clinics

3Q11:
- FDA harmonizes most IV iron labels to contain 30-minute observation periods post-dosing
- Proposed merger with Allos did not receive the required votes by AMAG stockholders

4Q11:
- Restructured business; changed leadership; realigned sales force
- Retained Jefferies to explore strategic alternatives
- *Feraheme* approved in Canada
- Replaced dialysis revenues
- Enrollment in broad phase 3 IDA program nearly complete; completed in January 2012

1Q11 2Q11 3Q11 4Q11

AMAG PHARMACEUTICALS

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Leveraging Core Assets to Create Long-term Stockholder Value AMAG’s Key Assets Strong balance sheet, with approximately $230 million in cash and no debt Feraheme, an approved product in the U.S. and Canada, that generates more than $50 million a year in U.S. revenues Focused U.S. commercial footprint on key accounts within hematology/oncology, nephrology and hospital segments Strong ex-U.S. partnerships Significant revenue growth potential through geographic and label expansion Strategic Review Process Working with financial advisors to evaluate all strategic options to enhance stockholder value and leverage AMAG’s core assets Managing expenses to ensure our balance sheet remains strong to allow us to thoroughly evaluate the various options 5

Commercial Progress 6

7 Feraheme — Strong Momentum in Non-Dialysis CKD Market -Historic results based on IMS Monthly Data, IMS Weekly Data and Wholesaler Shipment Data. Feraheme Grams ~40% Growth in Feraheme Provider Demand from 2010 - 2011 >15% Growth in Feraheme Provider Demand Estimated from 2011 - 2012

Feraheme Non-Dialysis CKD Provider Demand 8 Feraheme Grams Source: IMS monthly data and wholesaler shipment data for 1/29/12 – 2/25/12.

Non-Dialysis IV Iron Market:
3 Major Sites of Administration/Influence for CKD Patients

- Generally take more aggressive approach to IDA management
- Anemia management referral site by many specialties (regardless of underlying cause)

IV Iron Grams in Segment: ~206,000[1]
Estimated % of Total IV Use: ~26%[1]



Hematology / Oncology
Non-dialysis IV Iron Market ~800,000 Grams in 2011
Nephrology Clinics
Hospitals

- Limited IV iron use
- Generally more conservative

IV Iron Grams in Segment: ~24,000[1]

Estimated % of Total IV Use: ~3%[1]

- Multiple sites of care
- Formulary drives access

IV Iron Grams in Segment: ~513,000[1]

Estimated % of Total IV Use: ~65%[1]

AMAG PHARMACEUTICALS

1. IMS Monthly DDD through November 30, 2011. IMS Weekly, December 2011. Based on grams.

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Critical Commercial Success Factors in 2012 Implementing targeted account call plan for sales representatives focused on: Driving share in hospitals with large infusion clinics and outpatient formularies where large numbers of CKD patients are treated utilizing contracting and physician relationships Increasing share in large hematology/oncology clinics that have limited use of Feraheme and opening new hematology/oncology accounts where large numbers of CKD patients are treated Targeting nephrologists with infusion clinics and ability to influence hospital P&Ts and usage Develop Feraheme segmentation messaging and patient profiling for all target audiences Stress the Feraheme efficacy story on every interaction with health care providers and develop tools to emphasize the Feraheme efficacy story Leverage relationships with hematology/oncology GPOs to drive access in hard to see accounts and build awareness of Feraheme and the prevalence of CKD in IDA patients Establish pricing strategies to improve net effective price per gram 10

Feraheme Growth Opportunities and Financial Overview 11

Feraheme Provides Solid Foundation for Growth 12 Growth Initiatives US CKD Market Current market share of non-dialysis market has grown to 12% Market share growth achieved in 2011 Hem/Onc - 20% to 24% Hospital - 6% to 7% Nephrology share exited 2011 at 44% Segment specific initiatives should drive incremental growth in 2012 Global Expansion EU CKD approval and launch expected in 2012 Canadian CKD approval in 2011, with launch in 2012 $33 million in milestones expected in 2012 Takeda has commercial rights in these regions Broad IDA Opportunity Completed enrollment in Jan 2012 U.S. sNDA filing targeted for 2H2012 Commercialization planning underway for various specialties (Gastro, Oncology, OB/GYN) Broad IDA approval in EU results in a significant milestone payment

Financial Highlights Year Ended ($ in millions, except per share ) Q4-2011 Q4-2010 2011 2010 Total Revenues $14.9 $17.2 $61.2 $66.2 Net Product Revenues 12.9 15.3 52.8* 60.0 Cost of Product Sales 2.7 2.4 10.5 7.6 R&D Expenses 13.0 13.3 58.1 54.5 SG&A Expenses 15.2 19.5 68.9 84.9 Net Loss (18.6) (19.8) (78.2) (81.2) Loss Per Share (0.87) (0.94) (3.64) (3.90) 13 Balance Sheet Ended 2011 with $229.7 million in cash and investments Results of operations (2011 vs. 2010) 38% growth in demand of Feraheme in non-dialysis setting Operating expenses down 8% $64.2 million cash used to support operations in 2011 *Includes $3.0 million reversal in Medicaid reserves in the third quarter of 2011.

Strong Financial Profile 14 GAAP Revenue Operating Expenses (excluding COGS) ($ in millions) ($ in millions) $53 – $57 million in Feraheme net product revenue >15% growth in grams $33 million of cash milestones received COGS assumed to be 14-18% of net product sales $90 – $95 million in total operating expenses $40 – $45 million in R&D $50 – $55 million in SG&A Committed to managing business to cash flow breakeven End 2012 with $225 – $230 million 2012 Financial Outlook *Represents $3.0 million reversal in Medicaid reserves in the third quarter of 2011.

Multiple 2012 Milestones Provide Growth Opportunities Clinical and regulatory Complete enrollment of broad IDA phase 3 registration program Regulatory decisions in international markets on CKD filings Present/publish IDA program data Submit sNDA in US for broad IDA indication Commercial and business Complete strategic alternatives process Support international launches of Feraheme in Europe and Canada Deliver on financial guidance for 2012 15

Q&A 16 INVESTOR RELATIONS CONTACT: 617-498-3303